UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

612 Paddock

Libertyville, Illinois  60048

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

612 Paddock

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2021

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS

MARCH 31, 2021 (UNAUDITED)

Dear Fellow Shareholder:

The Fiscal year of 2021 was a disappointing year.  The Forester Value fund was negative with the N-share returning -1.54%, the I-share -1.17% and the R-share -1.62%.  The Morningstar Long/Short Category returned 28.56%, the Russell 1000 Value Index 56.09% and the S&P 500 56.35%.

Our equities underperformed their respective benchmarks during the fiscal year. Our asset allocation to conservative sectors and stock selection in those sectors contributed negatively to our equity performance.  We had a material overweight to the consumer staples and utilities sector which underperformed the broader market. We also had an underweight to higher beta sectors such as consumer discretionary and communication service, which outperformed the market. Growth stocks outperformed value stocks again in 2021 by around 600 basis points. Stocks such as Apple (AAPL) and Facebook make up around 10% of the S&P 500 and significantly outperformed, returning 93% and 76% respectively. These high growth stocks do not fit our investment philosophy and we will continue to avoid these types of investments. We remain committed to selecting value stocks with significant return potential.

Our allocation to cash and the protection of put options had a negative impact on our performance. COVID-19 had a devastating impact on the global economy in fiscal year of 2021.  Much of the economy was shut down or was not running at full capacity during the year. Additionally, there was no vaccine for much of the year and it did not really become available until the first quarter of 2021. In the second quarter of 2020, the United States officially entered a recession with GDP growth falling -31.4%, the largest contraction in recorded history in the United States. The unemployment rate peaked at 14.8%, the highest number since the Great Depression. It was estimated that over 20mm people lost their jobs because of COVID. Given the risks with the economy and uncertainty with COVID-19 virus we believed a defensive position was warranted through Q3 of 2020.

With massive stimulus injected into the economy and with business starting to reopen we became less hedged in Q4 20’ and Q1 21’.  S&P earnings are expected to exceed 2019 levels in 2021.  Some industries are still not fully back to normal such as airlines and hospitality. However, new technology industries have emerged during the lock down that might have changed how we work in the future.  As of 5/22/21 the Forester Value fund is having a better year returning 6.03% YTD and we continue to offer downside protection with much less volatility.

With the recent V-shaped recovery we wonder if the market is getting ahead of itself.  With the S&P 500 trading at 19.8x 2022 earnings the market is definitely not cheap and all of the good news may already be priced in. Unemployment is still at 6.1% and we may never see levels in the 3% range like we did in 2019.  Some businesses are never coming back and increased e-commerce activity limits employment opportunities.  We are also concerned about inflation with all the stimulus activity and rising interest rates. Below we go through our investment outlook for the next fiscal year.

Annual Report | 1

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

2022 Fiscal year outlook

Its now been a year since the economy was shut down and there are signs that things are getting back to normal all over.  States are opening, job openings are up and GDP is growing.  Stock markets are at all-time highs.  Is this a new era of long-term growth or is this as good as it gets?

The Fed has been pumping money into the economy at a much higher rate than GDP is growing.

FRED
M2 Money Stock/Gross Domestic Product
1.0
0.9
0.8
0.7
0.6
0.5
0.4
Bil. of $/Bil. of $
1960
1970
1980
1990
2000
2010
2020
Sources: Board of Governors; BEA
myf.red/g/Cj8x

The Fed has also been growing it’s balance sheet.

Annual Report | 2

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

This money printing has levitated the stock market to all time highs and all time high valuations.

However, money printing often leads to overheating and inflation.  ISM manufacturing and services Prices indices are both well over 50 (indicating expansion).  Producer prices are spiking too.

ISM manufacturing Prices

Annual Report | 3

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

ISM Services Prices

Zerohedge

Rising inflation (or even inflation expectations) tend to lead to higher interest rates.  Rising interest rates lead to financial instability and corrections.

Interest Rates & Financial Instability
10-Year Yield
12-Month RoC
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
500%
400%
300%
200%
100%
0%
-100%
1987 Crash
Great Bond Massacre
DotCom Mania Peak
Housing Bubble Peak
European Sovereign Debt Crisis
Taper Tantrum
Volmageddon/ Taper Tantrum Two
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
TheFelderReport.com

Annual Report | 4

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

Rising interest rates along with rising oil prices and rising dollar lead to falling earnings growth with a lag.

Stocks & Earnings
S&P 500 Earnings, 12-Month Change
TFR Leading Indicator Shifted Forward 24 Months
60%
40%
20%
0%
-20%
-40%
-60%
-60%
-40%
-20%
0%
20%
40%
60%
1986
1989
1992
1995
1998
2001
2004
2007
2010
2013
2016
2019
2022
A rising dollar, rising oil prices and rising interest rates point to a peak in earnings growth ahead.
TheFelderReport.com

Falling earnings growth and increasing interest rates lead to market dislocations.

Former Treasury Secretary, Larry Summers, recently said:

The covid recovery has accelerated which is a very good thing but means more demand pressure and the Fed has stuck to its guns on no rate hikes for years and years and continuing to grow its balance sheet so it seems to me that what was kindling is now igniting and I am much more worried that we’ll have either inflation or we will have a pretty dramatic fiscal/monetary collision…

Speaking about current macroeconomic policy, Summers said:

I think there’s a 1/3 chance that inflation will significantly accelerate over the next several years and will be in a stagflationary situation like the one that materialized in 1966 and 1969 where inflation went from the range of ones to the range of sixes. I think there’s a 1/3 chance that we won’t see inflation but the reason we won’t see it is that the Fed hits the brakes hard, markets get very unstable. The economy skids downwards close to recession.  I think there’s a 1/3 chance that the Fed and Treasury will get what they are hoping for and we’ll get rapid growth and moderate in a non-inflationary way. But, there are more risks in this macroeconomic policy itself will cause grave consequences than I can remember.

Bloomberg Wall St Week, March 19, 2021

Basically, Summers is saying that there is a 2/3ds chance of a bad outcome and 1/3 chance of a good outcome.  Not great odds.

Annual Report | 5

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

For the stock market, this is coming at a time of record margin debt.  This says that if there is a correction, there is plenty of fuel to make it fast and furious.

For the US economy, higher inflation and higher interest rates lead to higher interest payments.  The US government is again running a huge deficit, larger than last year.

Public Debt is over $28 trillion.  With GDP around $21.4 trillion, that gives us a Debt/GDP ratio of around 131%.

Annual Report | 6

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

Public debt of the United States from 1990 to 2020 (in billion U.S. dollars)
30 000
25 000
20 000
15 000
10 000
5 000
0
National debt (in billion U.S. dollars)
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20
Year
Source
US Department of the Treasury
© Statista 2020
Additional Information:
United States; 1990 to 2020

National debt in the United States in relation to gross domestic product (GDP) from 2015 to 2025*

175%
150%
125%
100%
75%
50%
25%
0%
National debt in relation to GDP
104.64%
106.6%
105.75%
106.89%
108.68%
131.18%
133.64%
134.5%
135.17%
135.99%
136.89%
2015
2016
2017
2018
2019
2020*
2021*
2022*
2023*
2024*
2025*

Source
IMF
© Statista 2021

Additional Information:
United States; IMF

At 131% debt/GDP, that puts the US above Portugal.  In Europe, only Italy (154%) and Greece are worse.  Even France and Spain are better.  Back during the Euro crisis in 2012, it was said that 130% debt/GDP was the upper limit of government debt for low interest rate national debt and flexibility.  The US is there now.

Annual Report | 7

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

National debt in EU countries in the 3rd quarter 2020 in relation to gross domestic product (GDP)

Greece
199.9%
Italy
154.2%
Portugal
130.8%
Cyprus
119.5%
France
116.5%
Spain
114.1%
Belgium
113.2%
Croatia
86.4%
Euro area
86.3%
EU
79.5%
Austria
79.1%
Slovenia
78.5%
Hungary
74.3%
Germany
70%

While investors have accepted the Fed buying US debt for now, how long will the Fed’s credibility last?  How long will interest rate remain low?  Hopefully, longer because the US owes $28 trillion.

Growth vs Value

While Growth stocks have massively out performed Value stocks since 2008, the tide may have turned?  If so, is this a long-term streak?

Annual Report | 8

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

STOCK PERFORMANCE

The drivers were Quanta Services (+179%) and Ebay (+106%) on the upside and Walgreens (-24%), and FirstEnergy (-9%) on the downside.

Quanta Services is up nearly 3 fold since we first purchased in late 2018.  The stock was trading extremely cheap enter the fiscal year.  Quanta continues to execute on its strategy of growing reoccurring earnings from maintenance utility capital spending on utility infrastructure upgrades and the growth of renewables that  needs to be connected to the grid. The company is also benefiting from its telecom business as 5G gets deployed. We see both the renewable and 5G business continue to grow for the next 5-10 years and still believe the stock offers value.

EBAY has benefited from the multiple US stimulus programs as consumer discretionary spending has increased.  The company has also changed its business model to a monthly fee and increased payment methods which has increased sales. The company trades very cheap at 13.5x 2022 earnings and we believe multiple expansion is possible.

Walgreens was as surprising underperformer in the consumer staples sector. Significantly underperformed its peer CVS. The company underperformed because of its UK exposure to Boots. UK experienced more downside to the Corona virus than its UK competitors because of the delayed vaccine rates in the UK. Also the UK division did not have the systems in place for ecommerce compared to the US

FirstEnergy is a solid transmission and distribution utility. The company has material opportunities to build lines to new renewable plants. Unfortunately the company is accused of bribing a public official to get lower rates on their utility bills. Even if this is true, we believe the company’s fine will not be material. The company is trading extremely cheap to the utility group and offers a 4% dividend yield.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

Annual Report | 9

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2021 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2021 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	-1.17%	-0.65%	0.03%	1.84%	$ 31,018
S&P 500 Stock Index	56.35%	16.28%	13.90%	15.32%	$ 134,623

Comparison of the Change in Value of a $25,000 Investment in the Forester Value Fund's Class I, and the S&P 500 Index.

$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
S&P 500
Class I

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 10

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2021 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2021 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	-1.54%	-0.91%	-0.23%	2.82%	$ 18,195
S&P 500 Stock Index	56.35%	16.28%	13.90%	7.17%	$ 44,456

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$50,000
$48,000
$46,000
$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 11

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2021 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2021 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	-1.62%	-1.13%	-0.34%	-0.07%	$ 9,930
S&P 500 Stock Index	56.35%	16.28%	13.90%	14.18%	$ 38,958

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.

$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
S&P 500
Class R

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Annual Report | 12

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communication Services
2.19%
Consumer Discretionary
2.27%
Consumer Staples 14.18%
Energy 6.54%
Financials 9.11%
Health Care 15.88%
Industrials 5.68%
Information Technology
6.45%
Materials 2.42%
Utilities 9.20%
Put Options 0.05%
U.S. Government
Obligations 13.45%
Money Market Fund
12.58%

Sectors are categorized using Global Industry Classification Standard (GICS).

Annual Report | 13

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

Shares/Par Value		Value

COMMON STOCKS - 73.89%

Communication Services - 2.19%
4,030	AT&T, Inc.	$ 121,988

Consumer Discretionary - 2.27%
2,070	Ebay, Inc.	126,767

Consumer Staples - 14.18%
4,780	Conagra Brands, Inc.	179,728
2,860	General Mills, Inc.	175,375
1,010	JM Smucker Co.	127,795
3,820	The Kroger Co.	137,482
2,300	Tyson Foods, Inc. Class A	170,890
		791,270
Energy - 6.54%
1,400	Chevron Corp.	146,706
1,490	Exxon Mobil Corp.	83,187
850	Pioneer Natural Resources Co.	134,997
		364,890
Financials - 9.11%
1,130	Allstate Corp.	129,837
510	Aon Plc. (United Kingdom)	117,356
720	Travelers Companies, Inc.	108,288
2,760	US Bancorp, Inc.	152,655
		508,136
Health Care - 15.87%
1,040	AbbVie, Inc.	112,549
1,680	Bristol Myers Squibb Co.	106,058
1,920	Cardinal Health, Inc.	116,640
370	Cigna Corp.	89,444
1,900	CVS Health Corp.	142,937
940	Johnson & Johnson	154,489
440	UnitedHealth Group, Inc.	163,711
		885,828
Industrials - 5.68%
850	3M Co.	163,778
1,740	Quanta Services, Inc.	153,085
		316,863
Information Technology - 6.44%
830	International Business Machines Corp.	110,606
440	Microsoft Corp.	103,739
2,070	Oracle Corp.	145,252
		359,597

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2021

Shares/Par Value		Value

Materials - 2.41%
2,236	Newmont Goldcorp Corp.	$ 134,764

Utilities - 9.20%
950	DTE Energy Co.	126,483
2,800	Exelon Corp.	122,472
3,410	First Energy Corp.	118,293
2,350	Southern Co.	146,076
		513,324

TOTAL FOR COMMON STOCKS (Cost $2,428,831) - 73.89%		4,123,427

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $87,494) - 0.05%		3,000

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 13.44%
750,000	U.S. Government Treasury Bill, 0.00%, 05/27/2021	749,983
TOTAL FOR U.S GOVERNMENT AGENCIES & OBLIGATIONS (Cost $749,988) - 13.44%		749,983

MONEY MARKET FUND - 12.57%
701,622	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Class, 1.00% **	701,622
TOTAL FOR MONEY MARKET FUND (Cost $701,622) - 12.57%		701,622

TOTAL INVESTMENTS (Cost $3,967,935) - 99.95%		5,578,032

OTHER ASSETS LESS LIABILITIES, NET - 0.05%		2,566

NET ASSETS - 100.00%		$ 5,580,598

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield at March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2021

Underlying Security	Counterparty	Contracts +	Notional Amount **	Exercise Price	Expiration	Value

PUT OPTIONS - 0.05%

S&P 500 Index Put *	Interactive Brokers	30	$ 9,900,000	$ 3,300	4/16/2021	$ 3,000
Total Put Options (Premiums Paid $87,494) - 0.05%						$ 3,000

* Non-income producing security during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price at March 31, 2021.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2021

Assets:
Investments in Securities, at Value (Cost $3,967,935)	$ 5,578,032
Deposit with Broker for Options	54
Cash	1,000
Receivables:
Shareholder Subscriptions	235
Dividends and Interest	5,342
Total Assets	5,584,663
Liabilities:
Payables:
Shareholder Redemptions	1,266
Due to Advisor	2,799
Total Liabilities	4,065
Net Assets	$ 5,580,598

Net Assets Consist of:
Paid In Capital	$ 4,796,528
Distributable Earnings	784,070
Net Assets	$ 5,580,598

Class I Shares:
Net Assets	$ 1,213,320
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	210,368
Net asset value, offering price, and redemption price per share	$ 5.77

Class N Shares:
Net Assets	$ 3,563,448
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	637,030
Net asset value, offering price, and redemption price per share	$ 5.59

Class R Shares:
Net Assets	$ 803,830
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	133,783
Net asset value, offering price, and redemption price per share	$ 6.01

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2021

Investment Income:
Dividends	$ 168,495
Interest	353
Total Investment Income	168,848

Expenses:
Advisory Fees	65,544
Distribution (12b-1) Fees	15,665
Administration Fees	7,908
Interest Expense	48
Total Expenses	89,165

Net Investment Income	79,683

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	(900,397)
Options Written	75,741
(824,656)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	596,360
Options Written	(55,173)
541,187

Net Realized and Unrealized Loss on Investments and Options	(283,469)

Net Decrease in Net Assets Resulting from Operations	$ (203,786)

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2021	3/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 79,683	$ 201,741
Net Realized Gain (Loss) on Investments and Options	(824,656)	3,047,276
Unrealized Appreciation (Depreciation) on Investments and Options	541,187	(3,353,518)
Net Decrease in Net Assets Resulting from Operations	(203,786)	(104,501)

Distributions to Shareholders:
Distributions:
Class I Shares	(750,510)	(186,611)
Class N Shares	(2,029,434)	(374,510)
Class R Shares	(427,971)	(52,069)
Total Distributions Paid to Shareholders	(3,207,915)	(613,190)

Capital Share Transactions	(117,686)	(9,674,224)

Total Decrease	(3,529,387)	(10,391,915)

Net Assets:
Beginning of Year	9,109,985	19,501,900

End of Year	$ 5,580,598	$ 9,109,985

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017

Net Asset Value, at Beginning of Year	$ 11.10	$ 11.61	$ 11.63	$ 11.36	$ 12.57

Income From Investment Operations:
Net Investment Income *	0.12	0.17	0.14	0.12	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.39)	0.04	0.03	0.27	(1.19)
Total from Investment Operations	(0.27)	0.21	0.17	0.39	(1.09)

Distributions:
Net Investment Income	(0.20)	(0.72)	(0.19)	(0.12)	(0.12)
Realized Gains	(4.86)	-	-	-	-
Total from Distributions	(5.06)	(0.72)	(0.19)	(0.12)	(0.12)

Net Asset Value, at End of Year	$ 5.77	$ 11.10	$ 11.61	$ 11.63	$ 11.36

Total Return **	(1.17)%	2.04%	1.57%	3.49%	(8.68)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,213	$ 2,407	$10,978	$20,474	$29,594
Ratio of Expenses to Average Net Assets	0.99%(a)	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.30%	1.50%	1.22%	1.09%	0.65%
Portfolio Turnover	4.77%	21.80%	38.45%	13.11%	12.76%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 0.99% for the year ended March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017

Net Asset Value, at Beginning of Year	$ 10.88	$ 11.39	$ 11.35	$ 11.12	$ 12.26

Income From Investment Operations:
Net Investment Income *	0.09	0.13	0.11	0.10	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.39)	0.05	0.04	0.26	(1.16)
Total from Investment Operations	(0.30)	0.18	0.15	0.36	(1.09)

Distributions:
Net Investment Income	(0.13)	(0.69)	(0.11)	(0.13)	(0.05)
Realized Gains	(4.86)	-	-	-	-
Total from Distributions	(4.99)	(0.69)	(0.11)	(0.13)	(0.05)

Net Asset Value, at End of Year	$ 5.59	$ 10.88	$ 11.39	$ 11.35	$ 11.12

Total Return **	(1.54)%	1.80%	1.37%	3.23%	(8.92)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,563	$ 5,826	$ 7,461	$ 9,768	$ 22,251
Ratio of Expenses to Average Net Assets	1.25%(a)	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.04%	1.18%	0.99%	0.86%	0.39%
Portfolio Turnover	4.77%	21.80%	38.45%	13.11%	12.76%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year:

	Years Ended
	3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017

Net Asset Value, at Beginning of Year	$ 11.26	$ 11.76	$ 11.72	$ 11.42	$ 12.58

Income From Investment Operations:
Net Investment Income *	0.07	0.10	0.09	0.07	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.38)	0.06	0.02	0.28	(1.19)
Total from Investment Operations	(0.31)	0.16	0.11	0.35	(1.15)

Distributions:
Net Investment Income	(0.08)	(0.66)	(0.07)	(0.05)	(0.01)
Realized Gains	(4.86)	-	-	-	-
Total from Distributions	(4.94)	(0.66)	(0.07)	(0.05)	(0.01)

Net Asset Value, at End of Year	$ 6.01	$ 11.26	$ 11.76	$ 11.72	$ 11.42

Total Return **	(1.62)%	1.56%	0.99%	3.05%	(9.14)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 804	$ 877	$ 1,063	$ 1,285	$ 1,487
Ratio of Expenses to Average Net Assets	1.50%(a)	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.92%	0.74%	0.64%	0.15%
Portfolio Turnover	4.77%	21.80%	38.45%	13.11%	12.76%

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Assumes reinvestment of dividends.

(a) Expenses (excluding interest expense) were 1.50% for the year ended March 31, 2021.

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering one series of shares, The Forester Value Fund. The Forester Discovery Fund, previously offered, was closed by the investment advisor, Forester Capital Management, Ltd. (the “Advisor”) on March 31, 2021. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and State of Illinois, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | 23

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the Fund did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Options - The Fund may invest in put and call options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements,

Annual Report | 24

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

Annual Report | 25

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

Annual Report | 26

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2021:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 4,123,427	$ -	$ -	$ 4,123,427
Put Options Purchased	-	3,000	-	3,000
U.S. Government Agencies & Obligations	749,983	-	-	749,983
Money Market Fund	701,622	-	-	701,622
	$ 5,575,032	$ 3,000	$ -	$ 5,578,032

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended March 31, 2020. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement – The Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2021, the Advisor earned a management fee of $17,197 for Class I, $40,928 for Class N, and $7,419 for Class R. The Fund owes the Advisor $1,263 for management fees as of March 31, 2021.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2021, the Advisor earned a fee of $1,932 for Class I, $5,058 for Class N and $917 for Class R.  The Fund owes the Advisor $492 at March 31, 2021 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2021, the Fund accrued $11,497 for Class N and $4,168 for Class R. The Fund owes the Advisor $1,044 at March 31, 2021 for distribution fees.

Annual Report | 27

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $249,426 and $3,029,718, respectively; purchases and sales of options aggregated $2,247,491 and $836,586, respectively; purchases and sales of options written aggregated $5,412 and $0, respectively; purchases and sales of U.S. Government Securities aggregated $3,999,514 and $5,999,780, respectively.

6.) DERIVATIVE TRANSACTIONS

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of its derivative activities during the year ended March 31, 2021.

Average notional value of:

Put Options Purchased

$ 10,293,750

Put Options Written

$                 0

The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

As of March 31, 2021, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Index Contracts
Put Options Purchased	$ 3,000
Total Assets	$ 3,000

For the year ended March 31, 2021, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Index Contracts	Total
Put Options Purchased	$ (41,061)	$ (41,061)
Put Options Written	$ (55,173)	$ (55,173)

Annual Report | 28

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

Net realized gain (loss) on:	Equity Index Contracts	Total
Put Options Purchased	$ (1,819,725)	$ (1,819,725)
Put Options Written	$ 75,741	$ 75,741

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the

Annual Report | 29

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

total premium paid for any option may be lost if a Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2021, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $4,796,528.  Transactions in capital stock were as follows:

	Year ended March 31, 2021		Year ended March 31, 2020
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	2,240	$ 16,280	31,957	$ 357,327
Shares issued in reinvestment of dividends	115,635	648,710	15,945	170,132
Shares redeemed	(124,358)	(1,057,192)	(776,327)	(8,731,527)
Net decrease	(6,483)	$ (392,202)	(728,425)	$ (8,204,068)

	Year ended March 31, 2021		Year ended March 31, 2020
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	70,150	$ 516,511	21,910	$ 237,169
Shares issued in reinvestment of dividends	359,141	1,953,727	34,372	359,872
Shares redeemed	(327,846)	(2,565,017)	(175,846)	(1,921,760)
Net increase (decrease)	101,445	$ (94,779)	(119,564)	$ (1,324,719)

Annual Report | 30

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

	Year ended March 31, 2021		Year ended March 31, 2020
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	26,365	$ 261,885	7,090	$ 79,874
Shares issued in reinvestment of dividends	73,157	427,972	4,804	52,069
Shares redeemed	(43,590)	(320,562)	(24,389)	(277,380)
Net increase (decrease)	55,932	$ 369,295	(12,495)	$ (145,437)

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2021, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 15,241
Long-term Capital Loss Carryforward – Non-expiring	(30,776)
Short-term Capital Loss Carryforward – Non-expiring	(894,544)
Net Unrealized Appreciation of Investments	1,694,149
Total Distributable Earnings	$ 784,070

As of March 31, 2021, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities inclusive of derivative contracts were as follows:

Gross unrealized appreciation on investment securities	$ 1,795,813
Gross unrealized depreciation on investment securities	(101,664)
Net unrealized appreciation on investment securities	$ 1,694,149

Tax cost of investment securities, including short-term investments*	$ 3,883,883

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2021 and 2020 are as follows:

Ordinary income:	March 31, 2021	March 31, 2020
Class I Shares	$ 29,960	$ 186,611
Class N Shares	53,314	374,510
Class R Shares	6,766	52,069
Total	$ 90,040	$ 613,190

Annual Report | 31

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2021

Long-Term Capital Gains:	March 31, 2021	March 31, 2020
Class I Shares	$ 720,551	$ -
Class N Shares	1,976,119	-
Class R Shares	421,205	-
Total	$ 3,117,875	$ -

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2021, National Financial Services, LLC, in omnibus accounts, for the benefit of others, in aggregate, owned approximately 34% of the Fund and may be deemed to control the Fund.

11.) MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Certain impacts from the COVID-19 outbreak, and other infectious illness outbreaks that may arise in the future, may have a significant negative impact on the Fund’s operations and performance. These circumstances may continue for an extended period of time, and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies, are not known. The extent of the impact to the financial performance and the operations of the Fund will depend on future developments, which are highly uncertain and cannot be predicted.

Annual Report | 32

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Forester Value Fund,

  a Series of the Forester Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, a Series of the Forester Funds (the "Fund"), including the schedule of investments and schedule of put options purchased, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2021, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

May 26, 2021

Annual Report | 33

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2021 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2020 through March 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2020	March 31, 2021	October 1, 2020 through March 31, 2021

Actual	$1,000.00	$1,057.89	$5.08
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 34

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2020	March 31, 2021	October 1, 2020 through March 31, 2021

Actual	$1,000.00	$1,055.44	$6.41
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2020	March 31, 2021	October 1, 2020 through March 31, 2021

Actual	$1,000.00	$1,054.97	$7.69
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report | 35

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2021 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 612 Paddock Libertyville, IL 60048 Age: 61	Director	Indefinite; Since Inception	1	Mr. Kelley has been a Senior Director of Hospitality Partnerships at AmTab Manufacturing since November, 2020. Before he was a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 612 Paddock Libertyville, IL 60048 Age: 63	Director	Indefinite; Since March 2007	1	Stanley Simpson has been a commodities trader for more than five years.
Barry Meyer 612 Paddock Libertyville, IL 60048 Age: 62	Director	Indefinite; Since March 2007	1	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 612 Paddock Libertyville, IL 60048 Age: 62	Director; President; Treasurer	Indefinite; Since Inception	1	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, is paid a total fee of $100 annually by the Advisor. The fee has not been paid in the fiscal year ended March 31, 2021.

Annual Report | 36

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2021 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Liquidity Risk Management Program - The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended March 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Advisory Agreement Renewal – At a board meeting held on March 18, 2021 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

Annual Report | 37

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2021 (UNAUDITED)

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Value Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Value Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Value Fund and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.98% for 205 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

Annual Report | 38

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2021

$ 12,000

FY 2020

$ 21,000

(b) Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2021

$ 2,000

FY 2020

$ 4,200

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2021, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 4, 2021